UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2013

ABM Industries Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

551 Fifth Avenue, Suite 300, New York, New York	10176
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 297-0200

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 11, 2013, ABM Industries Incorporated ( the “Company”) entered into an amendment (the “Third Amendment”) to the Credit Agreement dated November 30, 2010 (the “Facility”) with Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, and the lenders party thereto. Among other things, the Third Amendment (a) increases the amount of the Credit Facility to $800 million, and provides that the Company has the right to further increase the Facility by an additional $200 million; (b) reduces the “Non-Use Fee” included in the “Applicable Rate” relating to borrowings under the Facility; (c) reduces, under certain utilization criteria, the “Letter of Credit Fees” under the Facility; and (d) extends the maturity date under the Facility to December 11, 2018. Capitalized terms not defined herein have the meanings set forth in the Third Amendment.

The foregoing summary of the Third Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Third Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On December 11, 2013, the Company issued a press release announcing the successful completion of an amendment and extension of its $800 million senior unsecured credit facility. A copy of the press release relating to the amendment of this credit facility is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Third Amendment dated December 11, 2013 to the Credit Agreement dated November 30, 2010 with Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, and the lenders party thereto.

99.1	Press release dated December 11, 2013, announcing the successful completion of an amendment and extension by ABM Industries Incorporated of its $800 million senior unsecured credit facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED

Dated: December 12, 2013	By:	/s/ Sarah H. McConnell
Sarah H. McConnell
Senior Vice President and General Counsel

EXHIBIT INDEX

10.1	Third Amendment dated December 11, 2013 to the Credit Agreement dated November 30, 2010 with Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, and the lenders party thereto.

99.1	Press release dated December 11, 2013, announcing the successful completion of an amendment and extension by ABM Industries Incorporated of its $800 million senior unsecured credit facility.

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